Exhibit 10.1

EXECUTION VERSION

Third Amendment Agreement to Facility Agreement

THIRD AMENDMENT AGREEMENT TO FACILITY AGREEMENT (this “Third Amendment Agreement”), dated 1 June 2017 by and among GENER8 MARITIME SUBSIDIARY VIII INC., a Marshall Islands corporation (the “Borrower”), the Owner Guarantors and Hedge Guarantors hereto, GENER8 MARITIME, INC., a Marshall Islands corporation (the “Parent Guarantor”), the Lenders party hereto from time to time, THE EXPORT-IMPORT BANK OF KOREA (the “KEXIM”), CITIBANK, N.A., LONDON BRANCH (the “ECA Agent”) and NORDEA BANK AB (PUBL), NEW YORK BRANCH (“Nordea”), as Facility Agent (in such capacity, the “Facility Agent”) and as Security Agent under the Security Documents (in such capacity, the “Security Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Facility Agreement referred to below.

W I T N E S S E T H

WHEREAS, the Borrower, the Lenders from time to time party thereto, and the Facility Agent are parties to a Facility Agreement, dated as of 31 August 2015 (as amended by an Amendment No. 1 dated 20 October 2016 and a second amendment agreement dated 24 March 2017, and as the same may be further amended, restated, modified or otherwise supplemented from time to time, the “Facility Agreement”);

WHEREAS, the Borrower has requested certain amendments to the Facility Agreement; and

WHEREAS, subject to the terms and conditions of this Third Amendment Agreement, the parties hereto wish to amend certain provisions of the Facility Agreement as herein provided.

I.	Amendments to Facility Agreement.
1.

The definition of “Availability Period” appearing in Clause 1.1 of the Facility Agreement is hereby deleted and replaced with the following and all references to such term in the Facility Agreement shall be accordingly construed:

““Availability Period” means in relation to each Vessel Loan, the period from and including the date of this Agreement up to and including,
(a)	the earlier of:
(i)	the Delivery Date of the Ship to which that Vessel Loan relates; and
(ii)	30 September 2017, or
(b)	such later date as may be agreed by the Lenders and K-Sure with the Borrower.”
2.

The definition of “Termination Date” appearing in Clause 1.1 of the Facility Agreement is hereby deleted and replaced with the following and all references to such term in the Facility Agreement shall be accordingly construed:

““Termination Date” means in relation to a Vessel Loan:
(a)	in respect of the Commercial Tranche relating thereto, the date which is the earlier of (i) the date falling 60 Months from the Utilization Date of that Vessel Loan and (ii) 30 June 2022; and

(b)

in respect of each of the KEXIM Guaranteed Tranche, the KEXIM Funded Tranche and the K-Sure Tranche relating thereto, the date which is the date falling 144 Months from the Utilization Date of that Vessel Loan (subject to the Put Options).”

3.	Clause 26.1(b) of the Facility Agreement is hereby deleted and replaced with the following and all references to such clause in the Facility Agreement shall be accordingly construed:

“The Parent Guarantor and the Borrower shall ensure that commencing from the first Utilisation Date and thereafter throughout the Security Period, there shall be maintained in the Minimum Liquidity Account (which shall be subject to an Accounts Security executed by the Parent Guarantor in favour of the Security Agent), an amount which, when aggregated with 50% of the amount standing in the credit balance of the Debt Service Reserve Account, shall be no less than the Minimum Liquidity Amount.”

4.	In consideration of the Lenders agreeing to the amendments set out in this Third Amendment Agreement, the Borrower and the other Obligors each hereby:
(a)

agrees to indemnify the Lenders of any costs, liabilities or expenses incurred by the Finance Parties (including without limitation, any Break Costs) and other break-funding costs associated or in connection with such amendments; and

(a)

undertakes to procure the execution by the relevant Owner Guarantor (on the date hereof) of an addendum in relation to each Mortgage (which is in existence at the date hereof) in connection with, inter alia, the amendments contained herein.

II.	Miscellaneous Provisions.
1.

In order to induce the Lenders to enter into this Third Amendment Agreement, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Third Amendment Effective Date (as defined herein) after giving effect to this Third Amendment Agreement and (ii) all of the representations and warranties contained in the Facility Agreement and the other Finance Documents are true and correct in all material respects on the Third Amendment Effective Date after giving effect to this Third Amendment Agreement, with the same effect as though such representation and warranties had been made on and as of the Third Amendment Effective Date (it being understood that any representation or warranty that by its terms is made as of a specific date shall be true and correct in all material respects as of such specific date).

2.

This Third Amendment Agreement is limited precisely as written and shall not be deemed to (i) be a waiver of or a consent to the modification of or deviation from any other term or condition of the Facility Agreement and the other Finance Documents or any of the other instruments or agreements referred to therein except as set forth herein or (ii) prejudice any right or rights which any of the Lenders or the Facility Agent now have or may have in the future under or in connection with the Facility Agreement, as amended hereby, the other Finance Documents or any of the other instruments or agreements referred to therein. The Facility Agent, the Security Agent and the Lenders expressly reserve all their rights and remedies except as expressly set forth in this Third Amendment Agreement.

3.

This Third Amendment Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Facility Agent.

4.	THIS THIRD AMENDMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
5.

This Third Amendment Agreement shall become effective as of the date (the “Third Amendment Effective Date”) that the Facility Agent provides a written confirmation (which may be in hardcopy, by email and/or facsimile) to the Borrower, the Guarantor and the Lenders that:

(a)	it has received from each of the parties to this letter, a copy of this Third Amendment Agreement duly signed by such parties (whether in a single document or in counterparts); and
(a)	the Borrower shall have paid to the Facility Agent all reasonable out-of-pocket costs and expenses incurred in connection with this Third Amendment Agreement and the other Finance Documents.
6.

From and after the Third Amendment Effective Date, all references in the Facility Agreement and each of the other Finance Documents to the Facility Agreement shall be deemed to be references to the Facility Agreement, as modified hereby. From and after the Third Amendment Effective Date, this Third Amendment Agreement shall for all purposes constitute a Finance Document.

7.

By executing this Third Amendment Agreement, the Obligors hereby confirm their agreement to the change to the Facility Agreement set out herein and affirm all its obligations and liabilities contained in the Finance Documents to which each is a party and confirm that all such Finance Documents continue in full force and effect notwithstanding the amendments set out in this Third Amendment Agreement.

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Execution Pages

GENER8 MARITIME SUBSIDIARY VIII INC.,  as Borrower

/s/ George Fikaris
Name: George Fikaris
Title: Vice President and Secretary

GENER8 MARITIME, INC., as Parent Guarantor

/s/ George Fikaris
Name: George Fikaris
Title: Vice President

GENER8 MARITIME SUBSIDIARY V INC., as Shareholder

/s/ George Fikaris
Name: George Fikaris
Title: Secretary

GENER8 NAUTILUS LLC

GENER8 MACEDON LLC

GENER8 NOBLE LLC

GENER8 ETHOS LLC

GENER8 PERSEUS LLC

GENER8 THESEUS LLC

GENER8 HECTOR LLC

GENER8 NESTOR LLC

GENER8 NEPTUNE LLC

GENER8 ATHENA LLC

GENER8 APOLLO LLC

GENER8 ARES LLC

GENER8 HERA LLC

GENER8 CONSTANTINE LLC

GENER8 OCEANUS LLC,

as Owner Guarantors and Hedge Guarantors

/s/ George Fikaris
Name: George Fikaris
Title: Manager

CITIBANK, N.A., LONDON BRANCH, as Commercial Lender

/s/ Meghan O’Connor
Name: Meghan O’Connor
Title: Vice President

NORDEA BANK AB (PUBL), NEW YORK BRANCH, as Commercial Lender

/s/ Erik Havnvik	/s/ Martin Lunder
Name: Erik Havnvik	Name: Martin Lunder
Title: First Vice President	Title: Senior Vice President

ABN AMRO CAPITAL USA LLC, as Commercial Lender

/s/ Rajbir Talwar	/s/ Urvashi Zutshi
Name: Rajbir Talwar	Name: Urvashi Zutshi
Title: Director	Title: Managing Director

DNB CAPITAL LLC, as Commercial Lender

/s/ Cathleen Buckley	/s/ Andrew J. Shohet
Name: Cathleen Buckley	Name: Andrew J. Shohet
Title: Senior Vice President	Title: Vice President

DVB BANK SE, as Commercial Lender

/s/ Sona Krijger-Dolbakyan	/s/ Christian Cruden
Name: Sona Krijger-Dolbakyan	Name: Christian Cruden
Title: Vice President	Title: Vice President

SKANDINAVISKA ENSKILDA BANKEN AB, as Commercial Lender

/s/ Marten Sennerup	/s/ Magnus Rundgren
Name: Marten Sennerup	Name: Magnus Rundgren
Title:	Title:

CITIBANK, N.A., LONDON BRANCH, as KEXIM Guaranteed Lender

/s/ Meghan O’Connor
Name: Meghan O’Connor
Title: Vice President

BANCO BILBAO VIZCAYA ARGENTARIA, S.A., HONG KONG BRANCH, as KEXIM Guaranteed Lender

/s/ Derek Mui	/s/ Winnie Tse
Name: Derek Mui	Name: Winnie Tse
Title: Director	Title: Vice President

INDUSTRIAL AND COMMERCIAL BANK OF CHINA, BUSAN BRANCH, as KEXIM Guaranteed Lender

/s/ Lee, Taek Hwi
Name: Lee, Taek Hwi
Title: Deputy General Manager

KOMMUNAL LANDSPENSJONSKASSE GJENSIDIG FORSIKRINGSSELSKAP, as KEXIM Guaranteed Lender

/s/ Aage Schaanning
Name: AAGE SCHAANNING
Title: CFO

MITSUBISHI UFJ TRUST AND BANKING CORPORATION, as KEXIM Guaranteed Lender

/s/ Naoki Shimmura
Name: Naoki Shimmura
Title: General Manager
Structured Finance Division II

NONGHYUP BANK, as KEXIM Guaranteed Lender

/s/ Lee, Arn Soo
Name: Lee, Arn Soo
Title: General Manager
Investment Banking Dept.

~~KOMMUNAL LANDSPENSJONSKASSE GJENSIDIG FORSIKRINGSSELSKAP, as KEXIM Guaranteed Lender~~

Name:
Title:

CITIBANK, N.A., LONDON BRANCH, as K-Sure Lender

/s/ Meghan O’Connor
Name: Meghan O’Connor
Title: Vice President

ABN AMRO CAPITAL USA LLC, as K-Sure Lender

/s/ Rajbir Talwar	/s/ Urvashi Zutshi
Name: Rajbir Talwar	Name: Urvashi Zutshi
Title: Director	Title: Managing Director

BANCO BILBAO VIZCAYA ARGENTARIA, S.A., HONG KONG BRANCH, as K-Sure Lender

/s/ Derek Mui	/s/ Winnie Tse
Name: Derek Mui	Name: Winnie Tse
Title: Director	Title: Vice President

CAIXABANK, S.A., as K-Sure Lender

/s/ Isabel Marquez	/s/ Bernat Antolin
Name: ISABEL MARQUEZ	Name: BERNAT ANTOLIN
Title: ASSET FINANCE	Title: ASSET FINANCE

LANDESBANK HESSEN-THUERINGEN GIROZENTRALE, as K-Sure Lender

/s/ Stefan Krotin	/s/ Navina Lucke
Name: Stefan Krotin	Name: Navina Lucke
Title: VP	Title:

MITSUBISHI UFJ TRUST AND BANKING CORPORATION, as K-Sure Lender

/s/ Naoki Shimmura
Name: Naoki Shimmura
Title: General Manager
Structured Finance Division II

THE EXPORT-IMPORT BANK OF KOREA, as KEXIM

/s/ Kwon Hyuk Joon
Name: Kwon Hyuk Joon
Title: Director

CITIBANK, N.A., LONDON BRANCH, as ECA Agent

/s/ Meghan O’Connor
Name: Meghan O’Connor
Title: Vice President

NORDEA BANK AB (PUBL), NEW YORK BRANCH, as Facility Agent

/s/ Erik Havnvik
Name: Erik Havnvik
Title: First Vice President

/s/ Martin Lunder
Name: Martin Lunder
Title: Senior Vice President

NORDEA BANK AB (PUBL), NEW YORK BRANCH,  as Security Agent

/s/ Erik Havnvik
Name: Erik Havnvik
Title: First Vice President

/s/ Martin Lunder
Name: Martin Lunder
Title: Senior Vice President